Exhibit 10.5

FOURTH AMENDMENT TO

TRADEMARK LICENSE AGREEMENT

This FOURTH AMENDMENT TO TRADEMARK LICENSE AGREEMENT (“Amendment”) is made this ____ day of May, 2019 by and between SQL Lighting & Fans, LLC, a limited liability company with a place of business at 4400 North Point Parkway, Suite 265, Alpharetta, GA 30022, (“Licensee”) and GE Trademark Licensing, Inc., a Delaware corporation with a place of business at 1 Research Circle, Niskayuna, NY 12309, (“GE”) with reference to the following background:

A. GE and Licensee entered into an agreement entitled TRADEMARK LICENSE AGREEMENT, dated June 15, 2011, pursuant to which GE granted to Licensee a license to use the GE monogram logo and certain other trademarks as provided therein (“Agreement”).

B. GE and Licensee executed the FIRST AMENDMENT TO TRADEMARK LICENSE AGREEMENT, dated April 17, 2013, pursuant to which the Parties amended Sections 3.3, 4.1, 8.2, and Attachment 1 of the Agreement.

C. GE and Licensee executed the “SECOND AMENDMENT TO TRADEMARK LICENSE AGREEMENT”, dated August 13, 2014, pursuant to which the parties amended Sections 1.4, 1.6, 3.3, and 4.1 of the Agreement.

D. GE and Licensee executed the “THIRD AMENDMENT TO TRADEMARK LICENSE AGREEMENT”, dated September 25, 2018, pursuant to which the parties amended Sections 1.4, 1.6, 1.24, 3.3, 4.1 and Attachment 2 of the Agreement.

D. GE and Licensee desire by this agreement entitled FOURTH AMENDMENT TO TRADEMARK LICENSE AGREEMENT (“Amendment”) to amend the Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereby agree as follows:

1. Capitalized terms used in this Amendment shall have the meanings given to such terms in the Agreement.

2. Section 1.22 of the Agreement is hereby deleted in its entirety and is replaced and superseded by the following text:

1.22 “Replacement Part(s)”” means a replacement part specifically designed for any part of a Licensed Product, including replacement remote control devices used solely to control the Licensed Product.

3. The modifications to the Agreement set forth in this Amendment shall be effective as of the date first above written (“Effective Date”).

4. Except as expressly modified by this Amendment, all of the terms and conditions of the Agreement, including its appendices, remain in full force and effect.

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IN WITNESS WHEREOF, GE and Licensee have caused this Amendment to be executed by their duly authorized representatives as of the date first above written.

“LICENSEE”		“GE”
SQL LIGHTING & FANS, LLC		GE TRADEMARK LICENSING, INC.

By:	/s/ John P. Campi	By:
Name:	John P. Campi	Name:
Title:	CEO	Title:
Date:	8/27/2019	Date:

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